UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2025

Definitive Healthcare Corp.

(Exact name of registrant as specified in its charter)

Commission File Number 001-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Definitive Healthcare Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 14, 2025, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 107,962,771 shares of Class A common stock and 38,996,613 shares of Class B common stock of the Company issued and outstanding. At the Annual Meeting, the stockholders of the Company (i) elected each of the Company’s nominees for Class I directors to serve a three-year term expiring at the annual meeting in 2028, and until their successors have been duly elected and qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2025; and (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”). The final results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three nominees named below as Class I directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	For	Withheld	Broker Non-Votes
Kevin Coop	118,235,389	3,440,264	10,917,987
Jason Krantz	117,507,136	4,168,517	10,917,987
Lauren Young	108,391,016	13,284,637	10,917,987

Proposal 2 – Ratification of Selection of Independent Public Registered Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of such vote were:

For	Against	Abstain
129,393,656	3,036,651	163,334

Proposal 3 – Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
108,597,111	12,910,917	167,624	10,917,987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

Date: June 6, 2025	By:	/s/ Casey Heller
	Name:	Casey Heller
	Title:	Chief Financial Officer